Conveyance of Future Hard Minerals Royalty Revenues	12 Months Ended
Dec. 31, 2018
Deferred Revenue Disclosure [Abstract]
Conveyance of Future Hard Minerals Royalty Revenues

16. Conveyance of Future Hard-Minerals Royalty Revenues

During the first quarter of 2016, the Company conveyed a limited-term nonparticipating royalty interest in certain of its coal and trona leases to a third party for $413 million, net of transaction costs. Such conveyance entitles the third party to receive up to $553 million in future royalty revenue over a period of not less than 10 years and not greater than 15 years. Additionally, such third party is entitled to receive 3% of the aggregate royalties earned during the first 10 years between $800 million and $900 million and 4% of the aggregate royalties earned during the first 10 years that exceed $900 million. Generally, such third party relies solely on the royalty payments to recover its investment and, as such, has the risk of the royalties not being sufficient to recover its investment over the term of the conveyance.
Proceeds from this transaction were accounted for as deferred revenues and are included in other current liabilities and other long-term liabilities - other on the Company’s Consolidated Balance Sheet. The deferred revenues will be amortized to other revenues, included in gains (losses) on divestitures and other, net, on a unit-of-revenue basis over the term of the agreement. Net proceeds received from the third party were reported in financing activities on the Company’s Consolidated Statement of Cash Flows. Semi-annual payments to the third party are scheduled on March 1 and September 1 of each year through March 1, 2026. The specified future amounts that the Company expects to pay and the payment timing are subject to change based upon the actual royalties received by the Company during the term of the conveyance. Royalties received by Anadarko under this agreement are reported in operating activities on the Company’s Consolidated Statement of Cash Flows. The semi-annual payments to the third party, up to the aggregate amount of the $413 million net proceeds the Company received for the conveyance in the first quarter of 2016, are reported in financing activities on the Company’s Consolidated Statement of Cash Flows. Any additional payments to the third party are reported in operating activities on the Company’s Consolidated Statement of Cash Flows to offset the royalties received.
The Company amortized deferred revenues of $36 million in 2018, $38 million in 2017, and $37 million in 2016 as a result of this agreement. The Company made payments for royalties totaling $50 million in 2018 and 2017, and $25 million in 2016. The following summarizes the remaining amounts that the Company expects to pay, prior to the potential 3% to 4% of any excess described above:

millions
2019	$52
2020	57
2021	57
2022	58
2023	60
Thereafter	144
Total	$428